VOYA EQUITY TRUST
Voya SmallCap Opportunities Fund
(the "Fund")
Supplement dated February 1, 2022
to the Fund's Class A, Class C, Class I, Class R, Class R6, Class T and Class W
Prospectus and Class P3 Prospectus, each dated September 30, 2021
(collectively, the "Prospectuses")
On January 27, 2022, the Board of Trustees of Voya Equity Trust approved changes with respect to the Fund's principal investment strategies and portfolio management team.
Effective February 1, 2022, the Prospectuses are revised as follows:
1.The section of the Prospectuses entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
For this Fund, the sub-adviser ("Sub-Adviser") defines smaller companies as those with market capitalizations that fall within the range of companies within the Russell 2000® Growth Index
("Index") at the time of purchase. The market capitalization of companies in the Index will change with market conditions. The market capitalization of companies in the Index as of June 30, 2021, ranged from $176.7 million to $11.8 billion.
The Sub-Adviser uses fundamental research in an effort to identify companies with the potential for superior earnings growth and sustainable valuations. The Sub-Adviser's intensive bottom-up, fundamental research drives stock selection, which the Sub-Adviser believes is key to seeking excess returns.
Most of the Fund's assets will be invested in U.S. common stocks that the Sub-Adviser expects will experience long-term, above average earnings growth. The Fund may at times invest a significant portion of its assets (greater than 25%) in specific sectors of the economy, such as in the technology and health care sectors, respectively. The Fund may also invest up to 20% of its net assets in equity securities of foreign issuers, including issuers located in emerging markets that are American Depositary Receipts ("ADRs") or traded on a U.S. stock exchange, when consistent with the Fund's investment objective.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder ("1940 Act").
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

2.The section of the Prospectuses entitled "Principal Risks" is revised to delete the following risks: "Environmental, Social and/or Governance" and "Real Estate Companies and Real Estate Investment Trusts ("REITs")".
3.The section of the Prospectuses entitled "Principal Risks" is further revised to include the following risks:
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Focused Investing: To the extent that the Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Fund is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
4.The section of the Prospectuses entitled "Performance Information" is revised to include the following paragraph:
The Fund's performance prior to February 1, 2022 reflects returns achieved pursuant to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, the performance information shown would have been different.
5.All references to Joseph Basset and James Hasso as portfolio managers for the Fund are deleted in their entirety.
6.The sub-section of the Prospectuses entitled "Portfolio Management – Portfolio Managers" is deleted in its entirety and replaced with the following:
Portfolio Managers
Richard J. Johnson, CFA	Mitchell S. Brivic, CFA

Portfolio Manager (since 02/22)	Portfolio Manager (since 02/22)
Michael C. Coyne, CFA	Scott W. Haugan, CFA
Portfolio Manager (since 02/22)	Portfolio Manager (since 02/22)
7.The sub-section of the Prospectuses entitled "More Information About the Funds – Additional
Information About the Principal Risks" is revised to include the following risk:
Focused Investing: To the extent that a Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Fund is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.
•Health Care Sector: Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on access to resources and on the developer's ability to receive patents from regulatory agencies. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.
•Technology Sector: Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories. Prices of technology companies' securities historically have been more volatile than those of many other securities, especially over the short term.
8.The heading and first paragraph in the sub-section of the Prospectuses entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Small Company Fund and Voya SmallCap Opportunities Fund" are deleted and replaced with the following:
Voya Small Company Fund
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

9.The following is added to the sub-section of the Prospectuses entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers":
Voya SmallCap Opportunities Fund
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Richard J. Johnson, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Johnson was the chief executive officer and chief investment officer of Tygh Capital Management from 2004-2022. Prior to forming Tygh Capital Management, Mr. Johnson was the CIO for Columbia
Management's Portland equity team and lead portfolio manager for the small/mid cap team from 1994-2004.
Mitchell S. Brivic, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Brivic was a vice president of Tygh Capital Management and a member of its investment team since 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital Management in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities.
Michael C. Coyne, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Coyne was a vice president of Tygh Capital Management and a member of its investment team since 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital Management in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Mr. Coyne has four additional years of experience as a financial analyst with Capital Resource Partners and Bear Stearns.
Scott W. Haugan, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Haugan was a vice president of Tygh Capital Management and a member of its investment team since 2007 and a portfolio manager since 2021. Prior to joining Tygh Capital Management in 2007, he worked at Columbia Management from 2003-2005 as a research analyst and also held equity analyst/institutional sales positions at Pacific Crest Securities from 2000-2003 and First Analysis Securities from 2005-2007.
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VOYA EQUITY TRUST
Voya SmallCap Opportunities Fund
(the "Fund")
Supplement dated February 1, 2022
to the Fund's Class A, Class C, Class I, Class P3, Class R, Class R6, Class T and Class W
Statement of Additional Information, dated September 30, 2021
(the "SAI")
On January 27, 2022, the Board of Trustees of Voya Equity Trust approved changes with respect to the Fund's principal investment strategies and portfolio management team.
Effective February 1, 2022, the SAI is revised as follows:
1.All references to Joseph Basset and James Hasso as portfolio managers for the Fund are deleted in their entirety.
2.The table in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Other Accounts Managed" is amended to include the following:
	Registered Investment		Other Pooled Investment		Other Accounts
	Companies			Vehicles

	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Manager	Accounts		Accounts		Accounts

Richard J. Johnson, CFA2	0	$0	0	$0	7	$274,498,410
Mitchell S. Brivic, CFA2	0	$0	0	$0	7	$274,498,410
Michael C. Coyne, CFA2	0	$0	0	$0	7	$274,498,410
Scott W. Haugan, CFA2	0	$0	0	$0	7	$274,498,410
2As of September 30, 2021.
3.The line item with respect to the Fund in the table in the sub-section of the SAI entitled "Sub- Adviser – Portfolio Management – Compensation" is deleted in its entirety and replaced with the following:
Fund	Portfolio Manager	Benchmark
Voya SmallCap Opportunities	Richard J. Johnson, CFA,	Russell 2000® Growth Index
Fund	Mitchell S. Brivic, CFA,
Michael C. Coyne, CFA and
Scott W. Haugan, CFA
4.The tables in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Ownership of Securities – Voya SmallCap Opportunities Portfolio" are deleted in their entirety and replaced with the following:

Voya SmallCap Opportunities Fund
Portfolio Manager	Dollar Range of Fund Shares Owned
Richard J. Johnson, CFA1	None
Mitchell S. Brivic, CFA1	None
Michael C. Coyne, CFA1	None
Scott W. Haugan, CFA1	None
1 As of September 30, 2021.
Voya SmallCap Opportunities Fund
Portfolio Manager	Dollar Range of Fund Shares Allocated Under
Deferred Compensation
Richard J. Johnson, CFA1	None
Mitchell S. Brivic, CFA1	None
Michael C. Coyne, CFA1	None
Scott W. Haugan, CFA1	None
1 As of September 30, 2021.
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